UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019 (July 9, 2019)

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (804) 205-5036

n/a
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01          Entry Into a Material Definitive Agreement

On July 9, 2019, Exactus, Inc. (the “Company”) entered into a Commercial Lease Agreement (the “Lease”) with Skybar Holdings, LLC, a Florida limited liability company.

Pursuant to the Lease, the Company will rent the entire first floor (consisting of approximately 4,000 square feet) of a property located in Delray Beach, Florida (the “Premises”). The Company plans to develop the Premises to create a hemp oriented health and wellness retail venue, including education, clothing and cosmetics, and explore franchise opportunities.

The initial term of the Lease is 5 years commencing August 1, 2019, with two 5 year extension options. The Lease includes a right of first refusal in favor of the Company to lease any space that becomes available on the 2nd and 3rd floor of the Premises and a right of first refusal to purchase the Premises.

Pursuant to the Lease, the Company will pay rent equal to forty thousand dollars per month in advance in addition to all applicable Florida sales and/or federal taxes. Effective one year from the lease commencement date and each year thereafter, the rent shall increase at least three percent (3%) per year.

The lessor of the Premises is a limited liability company owned by Vladislav (Bobby) Yampolsky, a member of the Board and the founder, manager and controlling member of Ceed2Med LLC (“C2M”), the Company’s largest stockholder.

The foregoing is a summary of the terms of the Lease, a copy of the Lease is filed as Exhibit 10.1 to this Current Report and the full text of which is incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 10, 2019, the Board appointed Kenneth E. Puzder to the position of Chief Financial Officer of the Company. The Board also approved a form of offer letter between the Company and Mr. Puzder, which is filed as Exhibit 10.2 to this Current Report and the text of which is incorporated herein by reference (the “Offer Letter”). As Chief Financial Officer, Mr. Puzder will report to the Board. Mr. Puzder is also a member of the Board.

Mr. Puzder, age 53, currently also serves as President of C2M, the Company’s largest stockholder.  Mr. Puzder served as Chief Financial Officer of Ceed2Med, LLC. Prior to 2018, he served as a Co-Founder, Managing Member, and CFO of the Lukens Group, LLC, a behavioral therapy firm that focuses on a variety of behavioral struggles including alcoholism, drug abuse, depression and anxiety with a special emphasis on PTSD. From January of 2007 to December of 2017, Mr. Puzder was president of his own consulting firm, Kenneth E. Puzder Consulting. As a seasoned financial executive, Mr. Puzder specialized in debtor side representations, financial leadership in rapid growth environments, mergers and acquisitions, restructuring and turnaround, and personal and partnership tax returns. From July of 2003 through December of 2006, he served in various positions with the Arby’s Restaurant Group (“ARG”) family of companies, including: Chief Financial Officer of AFA Service Corporation (a sister company to ARG), VP of Accounting and Finance for Arby’s Restaurant Group, Inc., and Regional Controller for RTM, Inc. (a subsidiary of ARG). From August of 2000 through April of 2003, Mr. Puzder served as Controller of Panera Bread Company. From January of 1999 through August of 2000, he served as Vice President and Secretary of the Linder Funds, a series of mutual funds. Prior to serving that position, from March of 1998 through August of 2000, he was Financial Operations Principal and Assistant Secretary of Lindner Asset Management, the asset management firm for the Linder Funds. From February of 1996 until March of 1998, he was an audit manager with KPMG Peat Marwick, LLP specializing in large life insurance companies, stock brokerage firms and real estate companies. From June of 1990 through February of 1996, Mr. Puzder was with Mills Group, Inc., serving as its Chief Financial Officer and Treasurer. Mr. Puzder holds a B.S. in Accounting from the University of Missouri, St. Louis, graduating with honors, and is a Certified Public Accountant in the state of Missouri.

Pursuant to the Offer Letter, Mr. Puzder will receive an annual base salary of $120,000 and will be eligible to receive a $20,000 signing bonus within 90 days of his start date, which will be netted against future bonus payments, if any. He will also be eligible to participate in the Company’s benefit plans. Mr. Puzder will also receive an equity award, which will be determined and approved by the Board. The Offer Letter has no set term and may be terminated by Mr. Puzder or the Company on two weeks written notice.

No family relationship exists between Mr. Puzder and any of the Company’s directors or executive officers.

Other than Mr. Puzder’s association with C2M, there are no related-party transactions in which Mr. Puzder or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01          Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.
Description

10.1
Commercial Lease Agreement, dated July 9, 2019, by and between Skybar Holdings, LLC and the Company.

10.2
Form of Offer Letter between the Company and Kenneth E. Puzder

Cautionary Note on Forward-Looking Statements

This Current Report, the press release included herein, and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the anticipated benefits of the Lease and the Company’s new Chief Financial Officer as described herein) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.
Date: July 15, 2019	By: /s/ Philip J. Young
Philip J. Young
President and Chief Executive Officer